                                                                    EXHIBIT 10.2

                                AMENDMENT NO. 1
                                       TO
                         REGISTRATION RIGHTS AGREEMENT


     AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT, dated February 7, 2000 (this "First Amendment") to the Registration Rights Agreement dated as of February 1, 2000 (the "Rights Agreement"), among Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Chase Securities Inc. and BancBoston Robertson Stephens Inc., (together, the "Initial Purchasers"), and with PSINet Inc., a New York corporation (the "Company").

                                   WITNESSETH:

     WHEREAS, the parties entered into the Purchase Agreement for the purchase and sale of 14,000,000 shares of 7% Series D Cumulative Convertible Preferred Stock of the Company ("Preferred Stock") pursuant to the Purchase Agreement (the "Purchase Agreement") dated January 26, 2000 between the Initial Purchasers and the Company;

     WHEREAS, Section 3 (b) of the Purchase Agreement provides that the Company and the Initial Purchasers shall enter into the Rights Agreement;

     WHEREAS, Section 2 of the Purchase Agreement provides the Initial Purchasers with an option to purchase an additional 2,500,000 shares of Preferred Stock (the "Option Shares");

     WHEREAS, on February 2, 2000 the Purchasers exercised their right to purchase the Option Shares;

     WHEREAS, on February 1, 2000 the Company and the Initial Purchasers executed the Rights Agreement;

     WHEREAS, the parties desire to amend the Rights Agreement to include the Option Shares; and

     WHEREAS, capitalized terms used herein and not defined herein shall have the meanings set forth in such Purchase Agreement.


     NOW, THEREFORE, the parties agree as follows:
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                                   ARTICLE I

                                   AMENDMENT
                                   ---------

     Section 1.1. The first paragraph of the preamble to the Rights Agreement is deleted and restated as follows:

          "This Registration Rights Agreement (this "Agreement") is made and
                                                     ---------
          entered into as of February 1, 2000, by and among PSINet Inc., a New York corporation (the "Company"), and Donaldson, Lufkin & Jenrette
                                 -------
          Securities Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Inc., Bear Stearns & Co. Inc., BancBoston Robertson Stephens, and Chase Securities Inc. (each an "Initial Purchaser" and, collectively, the "Initial
                    -----------------                          -------
          Purchasers"), each of whom (or their respective affiliates) has agreed
          ----------
          to purchase the Company's 16,500,000 shares of 7% Series D Cumulative Preferred Stock of the Company (the "Preferred Stock") pursuant to the Purchase Agreement (as defined below).".


                                   ARTICLE II

                                  MISCELLANEOUS
                                  -------------

     Section 2.1 Governing Law. This First Amendment shall be governed and
                 -------------
construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.

     Section 2.2 Counterparts. This First Amendment may be executed in any
                 ------------
number of counterparts all of which, taken together, shall constitute the same agreement.

     Section 2.3 Rights Agreement. Except as amended hereby, the Rights
                 ----------------
Agreement is in all respects ratified and confirmed and all the terms thereof shall remain in full force and effect. From and after the effectiveness of this First Amendment, any reference to the Rights Agreement shall mean the Rights Agreement as amended by this First Amendment.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.

                              PSINET INC.



                              By: /s/ Michael J. Malesardi
                                 --------------------------------------
                                  Name:   Michael J. Malesardi
                                  Title:  Vice President and Controller


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.,
MERRILL LYNCH PIERCE FENNER & SMITH
 INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
BEAR STEARNS & CO. INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.

Acting severally on behalf of
 themselves and the several
 Initial Purchasers named in
 Schedule I hereto

By:  DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION

By: /s/ Raymond Cleeman
   ------------------------------
   Name:  Raymond Cleeman
   Title: Vice President

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